SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2002


                                   EVTC, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                         00-20986                22-3005943
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                     File No.)              Identification No.)


     14910 Welcome Lane, Houston, Texas                             77014
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(Address of Principal Executive Offices)                            (Zip Code)


                                  877-426-3509
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               Registrant's telephone number, including area code:

                   3125 Bolt Street, Fort Worth, Texas 76110
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.   CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

     As previously reported in the current report on Form 8-K filed by EVTC, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on May 20, 2002, the Company requested that Marcum & Kliegman furnish it with a letter addressed to the Commission stating whether or not Marcum & Kliegman was in agreement with the statements made therein. A copy of this letter is filed as Exhibit 16.1 to this Form 8-K/A.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          16.1 Letter dated May 30, 2002, from Marcum & Kliegman, LLP to the Securities and Exchange Commission.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 30, 2002                  EVTC, Inc..


                                      By: /s/ Guy L. Harrell
                                         -------------------------------------
                                         Guy L. Harrell, Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
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    16.1            Letter dated May 30, 2002 from Marcum & Kliegman, LLP to
                    the Securities and Exchange Commission.


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